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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                 DATE OF EARLIEST EVENT REPORTED: August 1, 2001


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

              TEXAS                                 74-1611874
 (State or other jurisdiction of       (I.R.S. Employer Identification No.)
 incorporation or organization)

        15835 Park Ten Place Drive                     77084
             Houston, Texas                          (Zip Code)
(Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  281-749-7800


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


ITEM 7. EXHIBITS

EXHIBIT 99.1    PRESS RELEASE DATED AUGUST 1, 2001

EXHIBIT 99.2 CONSOLIDATED STATEMENT OF OPERATIONS FOR THE THREE MONTHS AND NINE MONTHS ENDED JUNE 30, 2001 AND 2000

EXHIBIT 99.3 ANALYSIS OF CONTRACT REVENUES AND DRILLING COSTS FOR THE QUARTER AND NINE MONTHS ENDED JUNE 30, 2001

EXHIBIT 99.4    CONSOLIDATED BALANCE SHEETS AT JUNE 30, 2001 AND
                SEPTEMBER 30, 2000

EXHIBIT 99.5    CONTRACT STATUS SUMMARY AT AUGUST 1, 2001



ITEM 9.    REGULATION FD DISCLOSURE


     ON AUGUST 1, 2001, THE COMPANY ANNOUNCED ITS EARNINGS FOR THE FISCAL YEAR 2001 THIRD QUARTER ENDED JUNE 30, 2001. A COPY OF THE PRESS RELEASE SUMMARIZING THESE EARNINGS IS FILED WITH THIS FORM 8-K AS EXHIBIT 99.1 AND IS INCORPORATED HEREIN BY REFERENCE.

     THE 5,000 FEET WATER-DEPTH UPGRADE OF THE ATWOOD HUNTER CONTINUES ON SCHEDULE AT A SHIPYARD FACILITY IN MOBILE, ALABAMA. WHILE THE ESTIMATED UPGRADE COSTS REMAIN AROUND $45 MILLION, FOLLOWING THOROUGH INSPECTIONS OF NON-UPGRADED EQUIPMENT, AN ADDITIONAL $3 TO $5 MILLION WILL BE EXPENDED IN LIFE ENHANCEMENT OF CERTAIN EQUIPMENT AND NON-CRITICAL HULL STRUCTURES.

     THE COMPANY CONTINUES TO PLAN FOR THE UPGRADE OF THE ATWOOD EAGLE CURRENTLY ESTIMATED TO COMMENCE SOMETIME DURING FOURTH QUARTER OF 2001 OR FIRST QUARTER OF 2002. SUBSEQUENT TO COMPLETION OF PROJECT ENGINEERING AND REVIEW OF ALL REGULATORY RULES, THE COMPANY HAS INCREASED THE SCOPE OF THE UPGRADE TO INCLUDE IMPROVEMENTS IN BALLAST SYSTEMS AND PUMP ROOM OPERATIONS, ADDITIONAL IMPROVEMENTS TO STRUCTURE AND HULL CONFIGURATION TO MEET THE LATEST REGULATORY RULES; AND CERTAIN OTHER IMPROVEMENTS IN EQUIPMENT AND SYSTEMS. THESE ADDITIONAL ENHANCEMENTS PLUS SOME EXPECTED INCREASE IN SHIPYARD COSTS WILL INCREASE THE PROJECT UPGRADE COSTS FROM $80 MILLION TO AROUND $90 MILLION. UPON COMPLETION OF THE UPGRADE, THE ATWOOD EAGLE WILL SATISFY ABS REQUIREMENTS FOR A TWENTY-YEAR LIFE ENHANCEMENT.

     THE ATWOOD SOUTHERN CROSS, WHICH HAS WORKED CONTINUOUSLY FOR SEVERAL COMPANIES SINCE IT WAS RELOCATED FROM AUSTRALIA TO THE MEDITERRANEAN SEA IN JUNE 2000, HAS BEEN AWARDED A CONTRACT BY SAMEDAN, MEDITERRANEAN SEAS, INC. FOR 100 TO 150 DAYS OF WORK IN ISRAEL EXPECTED TO COMMENCE IN THE FIRST QUARTER OF FISCAL 2002 AT A DAYRATE OF $69,000 PLUS A ONE-WELL OPTION AT $74,000.

     ADDITIONAL INFORMATION WITH RESPECT TO THE COMPANY'S CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE THREE MONTHS AND NINE MONTHS ENDED JUNE 30, 2001 AND 2000, AN ANALYSIS OF CONTRACT REVENUES AND DRILLING COSTS FOR THE QUARTER AND NINE MONTHS ENDED JUNE 30, 2001, CONSOLIDATED BALANCE SHEETS AT JUNE 30, 2001 AND SEPTEMBER 30, 2000 AND CONTRACT STATUS SUMMARY AT AUGUST 1, 2001 ARE ATTACHED HERETO AS EXHIBITS 99.2, 99.3, 99.4 AND 99.5, RESPECTIVELY, WHICH ARE BEING FURNISHED IN ACCORDANCE WITH RULE 101(e)1) UNDER REGULATION FD AND SHOULD NOT BE DEEMED TO BE FILED.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition;
operating risks; risks involved in foreign operations; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company' annual report on Form 10-K for the year ended September 30, 2000, filed with the Securities and Exchange Commission.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       ATWOOD OCEANICS, INC.
                                                       (Registrant)



                                                       /s/ James M. Holland
                                                       James M. Holland
                                                       Senior Vice President

                                                       DATE:    1 August 2001

                                  EXHIBIT INDEX


EXHIBIT NO.                         DESCRIPTION

99.1     Press Release dated August 1, 2001

99.2 Consolidated Statements of Operations for the Three Months and Nine Months ended June 30, 2001 and 2000

99.3 Analysis of Contract Revenues and Drilling Costs for the quarter and nine months ended June 30, 2001

99.4     Consolidated Balance Sheets atJune 30, 2001 and September 30, 2000

99.5     Contract Status Summary at August 1, 2001

                                  EXHIBIT 99.1
     HOUSTON, TEXAS
     1 AUGUST 2001

     FOR IMMEDIATE RELEASE:

     ATWOOD OCEANICS, INC., HOUSTON-BASED INTERNATIONAL DRILLING CONTRACTOR ANNOUNCED TODAY THAT THE COMPANY AND ITS SUBSIDIARIES REPORTED A NET INCOME OF USD 5,485,000 OR USD .39 PER DILUTED SHARE, ON CONTRACT REVENUES OF USD 34,944,000 FOR THE QUARTER ENDED JUNE 30, 2001, COMPARED TO A NET INCOME OF USD 5,252,000 OR USD .37 PER DILUTED SHARE, ON CONTRACT REVENUES OF USD 33,411,000 FOR THE QUARTER ENDED JUNE 30, 2000. DURING THE FIRST NINE MONTHS OF 2001, THE COMPANY RECORDED A NET INCOME OF USD 19,555,000 OR USD
     1.40 PER DILUTED SHARE, ON CONTRACT REVENUES OF USD 111,594,000 COMPARED TO A NET INCOME OF USD 16,286,000 OR USD 1.17 PER DILUTED SHARE, ON CONTRACT REVENUES OF USD 96,956,000 IN THE FIRST NINE MONTHS OF 2000.

     AS A RESULT OF CHANGES EFFECTIVE OCTOBER 1, 2000 IN THE COMPANY'S DEPRECIATION POLICY RELATING TO CERTAIN RIGS, DEPRECIATION EXPENSE FOR THE QUARTER AND NINE MONTHS ENDED JUNE 30, 2001 WAS REDUCED BY APPROXIMATELY $1.5 MILLION AND $4.9 MILLION, RESPECTIVELY, RESULTING IN AN ENHANCEMENT TO NET INCOME FOR THE QUARTER ENDED JUNE 30, 2001 OF $.07 PER DILUTIVE SHARE AND FOR THE NINE MONTHS ENDED JUNE 30, 2001 OF $.23 PER DILUTED SHARE.

     COMPARED FIGURES ARE AS FOLLOWS:

     FOR THE QUARTER ENDED JUNE 30:                               2001                    2000
     ------------------------------                               ----                    ----
     CONTRACT REVENUES                                  USD 34,944,000          USD 33,411,000
     INCOME BEFORE INCOME TAXES                              8,410,000               8,412,000
     NET INCOME                                              5,485,000               5,252,000
     EARNINGS PER COMMON SHARE -
          BASIC                                                    .40                     .38
          DILUTED                                                  .39                     .37

      WEIGHTED AVERAGE SHARES OUTSTANDING -
          BASIC                                             13,831,000              13,822,000
          DILUTED                                           13,981,000              14,026,000

     FOR THE NINE MONTHS ENDED JUNE 30:                           2001                    2000
     ----------------------------------                           ----                    ----
     CONTRACT REVENUES                                 USD 111,594,000          USD 96,956,000
     INCOME BEFORE INCOME TAXES                             30,742,000              26,201,000
     NET INCOME                                             19,555,000              16,286,000
     EARNINGS PER COMMON SHARE -
          BASIC                                                   1.41                    1.18
          DILUTED                                                 1.40                    1.17

     WEIGHTED AVERAGE SHARES OUTSTANDING -
          BASIC                                             13,827,000              13,744,000
          DILUTED                                           13,971,000              13,902,000

                                                                          CONTACT: JIM HOLLAND
                                                                                (281) 749-7804



                                         EXHIBIT 99.2
                            ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                             CONSOLIDATED STATEMENTS OF OPERATIONS
                           (In thousands, except per share amounts)

                                                    Three Months Ended          Nine Months Ended
                                                         June 30,                    June 30,
                                                    -------------------         ------------------
                                                       2001         2000          2001         2000
                                                    --------     --------      --------     --------
                                                          (Unaudited)              (Unaudited)

REVENUES:
        Contract drilling                            $ 33,346    $ 32,934      $106,886     $ 95,473
        Contract management                             1,598         477         4,708        1,483
                                                     --------    --------      --------     --------
                                                       34,944      33,411       111,594       96,956
                                                     --------    --------      --------     --------

COSTS AND EXPENSES
        Contract drilling                              15,878      14,457        48,481       40,815
        Contract management                             1,449         370         4,454        1,113
        Depreciation                                    6,342       7,883        19,603       21,591
        General and administrative                      2,285       2,050         7,021        6,187
                                                     --------    --------      --------     --------
                                                       25,954      24,760        79,559       69,706
                                                     --------    --------      --------     --------

OPERATING INCOME                                        8,990       8,651        32,035       27,250
                                                     --------    --------      --------     --------

OTHER INCOME (EXPENSE)
       Interest expense                                  (723)       (901)       (2,523)      (2,829)
        Interest income                                   273         662         1,360        1,780
        Realized loss on sale of securities              (130)          -          (130)           -
                                                     --------    --------      --------     --------
                                                         (580)       (239)       (1,293)      (1,049)
                                                     --------    --------      --------     --------

INCOME BEFORE INCOME TAXES                              8,410       8,412        30,742       26,201
PROVISION FOR INCOME TAXES                              2,925       3,160        11,187        9,915
                                                     --------    --------      --------     --------

NET INCOME                                            $ 5,485     $ 5,252      $ 19,555     $ 16,286
                                                     ========    ========      ========     ========
EARNINGS PER COMMON SHARE
        Basic                                          $ 0.40      $ 0.38        $ 1.41       $ 1.18
        Diluted                                        $ 0.39      $ 0.37        $ 1.40       $ 1.17
AVERAGE COMMON SHARES OUTSTANDING
        Basic                                          13,831      13,822        13,827       13,744
        Diluted                                        13,981      14,026        13,971       13,902



                                  EXHIBIT 99.3

                     ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                     ANALYSIS OF CONTRACT DRILLING REVENUES
                               AND DRILLING COSTS


                                  FOR THE QUARTER ENDED JUNE 30, 2001
                                 --------------------------------------
                                  CONTRACT                    CONTRACT
                                  DRILLING                    DRILLING
                                  REVENUES                      COSTS
                                 ------------             -------------
                                              (In Millions)

ATWOOD FALCON                      $ 10.0                       $ 2.1
SEAHAWK                               5.9                         2.0
ATWOOD EAGLE                          4.6                         2.7
ATWOOD HUNTER                         3.1                         2.0
ATWOOD SOUTHERN CROSS                 4.9                         2.4
VICKSBURG                             1.9                         1.2
RICHMOND                              2.9                         2.8
OTHER                                 0.0                         0.7
                                   ------                      ------
                                   $ 33.3                      $ 15.9
                                   ======                      ======


                                  FOR THE NINE MONTHS ENDED JUNE 30, 2001
                                 -----------------------------------------
                                  CONTRACT                      CONTRACT
                                  DRILLING                      DRILLING
                                  REVENUES                        COSTS
                                 -----------                   -----------
                                              (In Millions)

ATWOOD FALCON                      $ 30.1                        $ 6.5
SEAHAWK                              17.5                          5.7
ATWOOD EAGLE                         14.9                          8.6
ATWOOD HUNTER                        15.8                          8.1
ATWOOD SOUTHERN CROSS                12.9                          7.4
VICKSBURG                             8.0                          4.5
RICHMOND                              7.7                          5.8
OTHER                                 0.0                          1.9
                                  -------                       ------
                                  $ 106.9                       $ 48.5
                                  =======                       ======

                                          EXHIBIT 99.4
                            ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                    CONSOLIDATED BALANCE SHEETS
                                            (In Thousands)

                                                                   JUNE 30, 2001       SEP. 30, 2000
                                                                              (Unaudited)
ASSETS
CURRENT ASSETS:
        Cash and cash equivalents                                     $ 25,751           $ 19,740
        Accounts receivable                                             30,930             31,466
        Inventories of materials and supplies
          at lower of average cost or market                             9,496              9,544
        Deferred tax assets                                                950                950
        Prepaid expenses                                                 1,050              3,217
                                                                     ---------         ----------
           Total Current Assets                                         68,177             64,917
                                                                     ---------         ----------

SECURITIES HELD FOR INVESTMENT:
        Held for maturity, at amortized costs                              ---             22,594
        Available-for-sale, at fair value                                  ---                327
                                                                     ---------         ----------
                                                                             -             22,921
                                                                     ---------         ----------

PROPERTY AND EQUIPMENT:
        Drilling vessels, equipment and drill pipe                     443,192            391,879
        Other                                                            8,678              8,197
                                                                     ---------         ----------

                                                                       451,870            400,076

        Less-accumulated depreciation                                  194,453            175,969
                                                                     ---------         ----------

        Net Property and Equipment                                     257,417            224,107
                                                                     ---------         ----------

DEFERRED COSTS AND OTHER ASSETS                                          3,501              1,306
                                                                     ---------         ----------

                                                                     $ 329,095          $ 313,251
                                                                     =========         ==========
LIABILTIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
        Current maturities of notes payable                                $ -                $ -
        Accounts payable                                                 8,702              5,886
        Accured liabilties                                              15,016             11,598
                                                                     ---------         ----------

            Total Current Liabilities                                   23,718             17,484
                                                                     ---------         ----------

LONG-TERM NOTES PAYABLE,
        net of  current maturities:                                     40,000             46,000
                                                                     ---------         ----------

                                                                        40,000             46,000
                                                                     ---------         ----------

DEFERRED CREDITS:
        Income taxes                                                    12,723             10,390
        Other                                                           14,588             21,172
                                                                     ---------         ----------

                                                                        27,311             31,562
                                                                     ---------         ----------
SHAREHOLDER'S EQUITY
        Preferred stock no par value;
           1,000,000 shares authorized, none outstanding
        Common stock, $1 par value, 20,000,000 shares
           authorized with 13,832,000 and 13,823,000 issued
           and outstanding at Jun. 30, 2001 and Sep. 30, 2000,
           respectively                                                 13,832             13,823
        Paid-in capital                                                 55,296             55,151
        Accumulated other comprehensive income (loss)                      ---               (152)
        Retained earnings                                              168,938            149,383
                                                                     ---------         ----------

           Total Shareholders' Equity                                  238,066            218,205
                                                                     ---------         ----------

                                                                     $ 329,095          $ 313,251
                                                                     =========         ==========


                                  EXHIBIT 99.5

                     ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                             CONTRACT STATUS SUMMARY
                                AT AUGUST 1, 2001


NAME OF RIG             LOCATION          CUSTOMER                CONTRACT STATUS
------------------      --------
SEMISUBMERSIBLES -
------------------
ATWOOD FALCON           PHILIPPINES       SHELL PHILIPPINES       The rig's current contract terminates upon
                                          EXPLORATION B.V.        completion of the work in progress on November
                                                                  15, 2001.

ATWOOD HUNTER           SHIPYARD IN                               The rig is currently undergoing a water-depth
                        MOBILE, ALABAMA                           upgrade and refurbishment of certain equipment
                                                                  which is expected to take around five months
                                                                  shipyard time  to complete. The total cost
                                                                  of the upgrade and equipment refurbishment
                                                                  is estimated to be around $50 million. Serious
                                                                  discussions regarding a contract opportunity
                                                                  immediately following the upgrade are currently
                                                                  proceeding.

ATWOOD EAGLE            MEDITERRANEAN     RASHID PETROLEUM        The rig has contractual commitments in Egypt
                        SEA                  COMPANY              which should keep the rig employed until late
                                                                  fourth quarter of 2001 or first quarter of 2002. An
                                                                  approximate $90 million upgrade of the rig is planned
                                                                  immediately upon the rig completing its contractual
                                                                  commitments, and taking around six months shipyard time
                                                                  to complete.  Contract opportunities to commence
                                                                  following the rig's upgrade are being pursued
                                                                  internationally.

SEAHAWK                 MALAYSIA          ESSO                    The rig's current contract terminates in
                                          PRODUCTION              November 2003, with an option for the Operator
                                          MALAYSIA INC.           to extend.

ATWOOD SOUTHERN         MEDITERRANEAN     EL PASO PRODUCTION      The rig has contractual commitments in Turkey
CROSS                   SEA               COMPANY TURKEY B.V.     (El Paso Production Company Turkey B.V.) and
                                                                  Israel (Nordan Oil (1998) Ltd. and Samedan,
                                                                  Mediterranean Seas, Inc.) which should keep the
                                                                  rig employed until the third or fourth quarter
                                                                  of fiscal 2002.

SEASCOUT                UNITED STATES                             The SEASCOUT was purchased in December 2000 for
                        GULF OF MEXICO                            future conversion to a tender-assist unit,
                                                                  similar to the SEAHAWK, once an acceptable
                                                                  contract opportunity is secured.






CANTILEVER JACK-UP -
---------------------
VICKSBURG               VIETNAM           SAMEDAN VIETNAM         The rig is currently drilling a second well for
                                          LIMITED                 Samedan Vietnam Limited in Vietnam.  Upon
                                                                  completion of this well (estimated September 2001), the
                                                                  drilling unit will be moved to the Malaysia - Thailand Joint
                                                                  Development Area to drill 31 wells (estimated to take around
                                                                  540 days) for  Carigali-Triton Operating Company Sdn.
                                                                  Bhd. ("CTOC"). Once drilling operations commence and
                                                                  CTOC has funded certain contractual obligations, CTOC has the option of canceling the contract at any time after giving a sixty-day written notice of termination.

SUBMERSIBLE -
------------------
RICHMOND                UNITED STATES     NEXEN PETROLEUM         The rig is currently drilling the first of two
                        GULF OF MEXICO    OFFSHORE U.S.A.         long wells for Nexen Petroleum Offshore U.S.A.,
                                                                  which could keep the rig employed into the first
                                                                  quarter of fiscal 2002.

MODULAR PLATFORMS -
-------------------
RIG-19                  AUSTRALIA                                 The rig is available for contract since it became idle
                                                                  in September 1999.  AUSTRALIA The rig is available for
                                                                  contract since it became idle  in June 1999.

                                            MANAGEMENT/LABOR CONTRACTS

GOODWYN 'A' /NORTH      AUSTRALIA         WOODSIDE ENERGY LTD.    Term contract for management of drilling
RANKIN 'A'                                                        program; however, it is expected there will be a
                                                                  break in the drilling program following the completion of
                                                                  the current  well. Current plans are to maintain the
                                                                  two client-owned rigs for future drilling programs.


